Lease commitments	9 Months Ended
Sep. 30, 2020
Lease commitments
Lease commitments

21.Lease commitments

The Company is committed to future minimum lease payments for short-term leases and a long-term lease with a lease commencement date of March 1, 2021, for which no lease liability has been recognized as at September 30, 2020 (Note 9). The leases are related to rental of office premises and kiosk locations. The details of lease commitments are as follows:

Fiscal year	Amount
2020	$132,950
2021	296,121
2022	191,712
2023	186,975
2024 and after	421,564
Total	$1,229,322

Subsequent event

From October 1, 2020 to the reporting date, the Company issued 98,750 shares at price of $2.00 per share for gross proceeds of $197,500 on exercise of warrants by certain investors.

From October 1, 2020 to the reporting date, the Company issued 77,500 shares at prices of $0.30 to $2.00 per share for gross proceeds of $58,750 on exercise of stock options by certain Plan participants.